Summary Prospectus Supplement

January 23, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated January 23, 2015 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2014, as amended August 1, 2014

Global Opportunity Portfolio

The maximum expense ratios with respect to the Class I, Class A and Class L shares of the Global Opportunity Portfolio (the "Portfolio") have been decreased, effective January 23, 2015. Accordingly, effective immediately, the Summary Prospectus is hereby amended as follows:

The Annual Portfolio Operating Expenses table under the section of the Summary Prospectus entitled "Fees and Expenses—Annual Portfolio Operating Expenses" is hereby deleted in its entirety and replaced with the following:

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A†	Class L
Advisory Fee	0.90%	0.90%	0.90%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	2.46%	2.78%	2.58%
Total Annual Portfolio Operating Expenses*	3.36%	3.93%	4.23%
Fee Waiver and/or Expense Reimbursement*	2.26%	2.48%	2.73%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.10%	1.45%	1.50%

The Example information under the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example below assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$112	$350	$606	$1,340
Class A†	$665	$960	$1,276	$2,169
Class L	$153	$474	$818	$1,791

The footnotes following the Example information under the section of the Summary Prospectus entitled "Fees and Expenses—Example" are hereby deleted in their entirety and replaced with the following:

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I, 1.45% for Class A and 1.50% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Portfolio's "Distributor," Morgan Stanley Distribution, Inc., has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis.

Please retain this supplement for future reference.

  SU-MSIF-20-SPT-0115